Certification by the Chief Executive Officer and Chief Financial
               Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
                to Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the "Company"), does hereby certify that:

1. The accompanying Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                       Paul S. Beideman
                                                       Chief Executive Officer
                                                       May 10, 2004




                                                       Joseph B. Selner
                                                       Chief Financial Officer
                                                       May 10, 2004